                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               NEON SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

                                  [NEON LOGO]

                       14100 SOUTHWEST FREEWAY, SUITE 500
                            SUGAR LAND, TEXAS 77478

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 22, 2000

                             ---------------------

Dear Stockholders:

     On Tuesday, August 22, 2000, NEON Systems, Inc. will hold its annual meeting of stockholders at Sugar Creek Country Club, 420 Sugar Creek Boulevard, Sugar Land, Texas, 77478. The meeting will begin at 9:00 a.m., Sugar Land, Texas time.

     Only stockholders who own stock at the close of business on July 14, 2000 can vote at this meeting. At the meeting we will:

        1. Elect two Class I Directors to the Board of Directors;

        2. Ratify the selection of KPMG LLP as independent auditors for the fiscal year ending March 31, 2001; and

        3. Transact any other business that is properly brought before the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

                               IMPORTANT NOTICE:

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTE VIA THE INTERNET OR TELEPHONE FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD, OR YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY. TO ASSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR UTILIZE THE CONVENIENT OPTION OF VOTING BY TELEPHONE OR VIA THE INTERNET.

                                            By Order of the Board of Directors

                                            /s/ JOHN S. REILAND
                                            JOHN S. REILAND,
                                            Secretary

July 21, 2000

                               NEON SYSTEMS, INC.
                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Questions and Answers.......................................    1
Proposal One -- Election of Directors.......................    3
Nominees for Director.......................................    3
Directors Continuing in Office..............................    4
Statement of Corporate Governance...........................    5
Directors' Compensation.....................................    5
Executive Officers..........................................    6
Executive Compensation and Other Matters....................    7
  Executive Compensation....................................    7
  Summary Compensation Table................................    7
  Option Grants in Last Fiscal Year.........................    7
  Aggregate Option Exercises in Last Fiscal Year and Fiscal
     Year-End Option Values.................................    8
Compensation Committee Report...............................    9
Compensation Committee Interlocks and Insider
  Participation.............................................   10
Security Ownership of Principal Stockholders, Directors and
  Executive Officers........................................   10
Certain Transactions........................................   12
Performance Graph...........................................   13
Section 16(a) Beneficial Ownership Reporting Compliance.....   14
Proposal Two -- Ratification of Independent Auditors........   14
Other Matters...............................................   14
Annual Report on Form 10-K..................................   14

                             QUESTIONS AND ANSWERS

 1.        Q:    WHY AM I RECEIVING THIS PROXY STATEMENT?
           A:    The Board of Directors of NEON Systems, Inc., a Delaware
                 corporation, is furnishing this proxy statement to
                 stockholders of NEON as of July 14, 2000 in connection with the solicitation of proxies to be voted at NEON's annual
                 meeting of stockholders, or at any adjournment of the
                 meeting, for the purposes set forth in the accompanying
                 Notice of Annual Meeting of Stockholders. The meeting will be held at the Sugar Creek Country Club, 420 Sugar Creek
                 Boulevard, Sugar Land, Texas, 77478, on Tuesday, August 22,
                 2000 at 9:00 a.m., Sugar Land, Texas time.
 2.        Q:    WHO IS SOLICITING MY VOTE?
           A:    This proxy statement is furnished in connection with the
                 solicitation of your vote by the Board of Directors of NEON.
                 NEON will bear the cost of solicitation of proxies. In
                 addition to the use of the mails, proxies may also be
                 solicited by personal interview, facsimile transmission and telephone by directors, officers, employees and agents of
                 NEON, none of whom will receive additional compensation.
                 NEON will also supply brokers, nominees or other custodians with the number of proxy forms, proxy statements and annual reports they may require for forwarding to beneficial owners and NEON will reimburse these persons for their expenses.
 3.        Q:    WHEN WAS THIS PROXY STATEMENT MAILED TO STOCKHOLDERS?
           A:    This proxy statement was first mailed to stockholders on or about July 21, 2000.
 4.        Q:    WHAT MAY I VOTE ON?
           A:    (1) The election of two Class I directors to serve on the
                 Board of Directors;
                 (2) The ratification of KPMG LLP as independent auditors for the fiscal year ending March 31, 2001; and
                 (3) At the discretion of the persons named in the enclosed form of proxy, on any other matter that may properly come
                     before the meeting or any adjournment thereof.
 5.        Q:    HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
           A:    (1) The Board recommends a vote FOR each of the nominees to serve on the Board of Directors.
                 (2) The Board recommends a vote FOR the ratification of the independent auditors.
 6.        Q:    WHO IS ENTITLED TO VOTE?
           A:    Stockholders of record at the close of business on July 14,
                 2000 (the record date) may vote at this meeting.
 7.        Q:    HOW DO I VOTE?
           A:    Stockholders entitled to vote may vote by any one of the
                 following methods:
                 - By signing, dating and completing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope by mail;
                 - By telephone using the toll-free telephone number and
                 following the instructions for voting by telephone set forth on your proxy card;
                 - Via the Internet following the instructions for Internet voting set forth on your proxy card; or
                 - In person, at the meeting.
                 If you hold your shares through a bank, broker or other
                 nominee, they will give you separate instructions for voting your shares.

 8.        Q:    HOW CAN I REVOKE OR CHANGE MY VOTE?
           A:    If you have already voted and wish to change or revoke your proxy, you may do so at any time prior to the meeting by any one of the following methods:
                 (1) Notifying in writing John Reiland, Secretary, NEON
                 Systems, Inc., 14100 Southwest Freeway, Suite 500, Sugar
                     Land, Texas, 77478;
                 (2) Voting in person at the meeting;
                 (3) Returning a later-dated proxy card that is received
                     prior to the meeting; or
                 (4) Subsequently voting by telephone or via the Internet
                 following the instructions found on your proxy card.
 9.        Q:    WHO WILL COUNT THE VOTES?
           A:    A representative of our transfer agent, ChaseMellon
                 Shareholder Services, will count the votes and act as
                 inspector of the election.
10.        Q:    IS MY VOTE CONFIDENTIAL?
           A:    Proxy cards, ballots and voting tabulations of Internet and telephone votes that identify individual stockholders are
                 mailed or returned directly to ChaseMellon and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit ChaseMellon to tabulate and certify the vote or (2) as required by law.
                 Your identity will be kept confidential unless you ask that your name be disclosed.
11.        Q:    HOW MANY VOTES DO I HAVE?
           A:    As of the close of business on the record date of July 14,
                 2000, 9,434,969 shares of common stock were issued and
                 outstanding. Every stockholder is entitled to one (1) vote for each share of common stock held.
12.        Q:    WHAT IS A "QUORUM" AND WHAT VOTE IS REQUIRED TO PASS
                 PROPOSALS?
           A:    A "quorum" is a majority of the outstanding shares. The
                 person with the right to vote the shares may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. Abstentions and broker non-votes are each included in the determination of the number of
                 shares present at the meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate.
                 The affirmative vote of a plurality of the shares of
                 outstanding NEON common stock represented at the meeting and entitled to vote is required for the election of directors.
                 The affirmative vote of a majority of the voting power
                 represented at the meeting and entitled to vote is required on all other matters. Cumulative voting is not permitted in the election of directors.
13.        Q:    WHO CAN ATTEND THE ANNUAL MEETING AND HOW DO I GET ON THE
                 GUEST LIST?
           A:    All stockholders as of the close of business on the record date of July 14, 2000 can attend. To be included on the
                 guest list, you may check the box on your proxy card. If
                 your shares are held by a broker and you would like to
                 attend, please write to John Reiland, Secretary, NEON
                 Systems, Inc., 14100 Southwest Freeway, Suite 500, Sugar
                 Land, Texas, 77478. Include a copy of your brokerage account statement or omnibus proxy (which you can get from your
                 broker), and we will place your name on the guest list.
14.        Q:    HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
           A:    We do not know of any business to be considered at NEON's
                 2000 annual meeting other than the proposals described in
                 this proxy statement. If any other business is presented at the annual meeting, your signed proxy card gives
                 discretionary authority to Joe Backer or John Reiland to
                 vote on such matters.

15.        Q:    WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL
                 MEETING DUE?
           A:    All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing
                 prior to March 23, 2001 to John Reiland, Secretary, NEON
                 Systems, Inc., 14100 Southwest Freeway, Suite 500, Sugar
                 Land, Texas, 77478. Additionally, the proxy for the annual meeting may confer discretionary authority to NEON to vote on any matter at its 2001 annual meeting of stockholders if
                 NEON does not have notice of the matter prior to June 6,
                 2001.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     We currently have eight directors holding office. In January 2000, our Board of Directors created a new directorship and named George H. Ellis as a Class II Director. The directors are divided into three classes with staggered terms as follows:

     - Class I Directors, Joe Backer and Charles E. Noell III, whose terms will expire at the annual meeting to be held on August 22, 2000.

     - Class II Directors, Richard Holcomb, George H. Ellis and Norris van den Berg, whose terms will expire at the annual meeting to be held in 2001.

     - Class III Directors, John J. Moores, John S. Reiland and Peter Schaeffer, whose terms will expire at the annual meeting to be held in 2002.

     Vacancies on the Board of Directors or newly created directorships will be filled by a vote of the majority of the directors then in office and any director so chosen will hold office until the next election of the class for which that director was chosen.

     At the annual meeting of stockholders to be held on August 22, 2000, two directors will be elected as Class I Directors for terms expiring at the annual meeting to be held in 2003 and until their respective successors are elected and qualified. Nominees for election this year are: Joe Backer and Charles E. Noell
III. Shares represented by returned and executed proxies will be voted, unless otherwise specified, in favor of the two nominees for the Board of Directors named below. If any director is unable to stand for reelection, the Board may reduce the Board's size or designate a substitute. If a substitute is designated, proxies voting on the original Director candidate will be cast for the substituted candidate. You may withhold authority to vote for any nominee by marking the proxy as indicated for that purpose on the proxy card.

                             NOMINEES FOR DIRECTOR

     Joe Backer, age 62, has served as our President and Chief Executive Officer and as a member of NEON's Board of Directors since November 1995. From December 1993 to October 1995, Mr. Backer was a private investor. Mr. Backer held the position of Senior Vice President of BMC Software, Inc. from November 1989 to November 1993. Mr. Backer also serves as President, Chief Executive Officer and a member of the Board of Directors of Peregrine/Bridge Transfer Corporation and Skunkware, Inc. Mr. Backer holds a B.S. in Electrical Engineering from Purdue University.

     Charles E. Noell III, age 48, has served as a director since May 1993. Since January 1992, Mr. Noell has served as President and Chief Executive Officer of JMI Services, Inc., and as a General Partner of JMI Partners, L.P., which is the General Partner of JMI Equity Fund, L.P. Mr. Noell is a director of Peregrine Systems, Inc. and also serves as a director of Transaction Systems Architects, Inc., an electronic funds transfer company. Mr. Noell also serves on the board of numerous privately held companies, including Peregrine/Bridge Transfer Corporation and Skunkware, Inc. Mr. Noell holds a B.A. in History from the University of North Carolina at Chapel Hill and an M.B.A. from Harvard University.

      YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE NOMINEES.

                         DIRECTORS CONTINUING IN OFFICE

     John J. Moores, age 56, has served as Chairman of our Board of Directors since May 1993. Since December 1994, Mr. Moores has served as owner and Chairman of the Board of the San Diego Padres Baseball Club, L.P. and since September 1991 as Chairman of the Board of JMI Services, Inc., a private investment company. In 1980, Mr. Moores founded BMC Software, Inc., a vendor of system software utilities, and served as its President and Chief Executive Officer until 1986 and as its Chairman of the Board until 1992. Mr. Moores also serves as Chairman of the Board of Peregrine Systems, Inc., an infrastructure management software company, and numerous privately held companies, including Skunkware, Inc. Mr. Moores serves as a director of BindView Development Corporation, a systems management software company. Mr. Moores holds a B.S. in Economics and a J.D. from the University of Houston.

     Peter Schaeffer, age 44, is NEON's founder and has been a member of our Board of Directors and of our predecessor-in-interest, NEON Systems, Inc., an Illinois corporation, since July 1991. Since November 1995, Mr. Schaeffer has served as our Chief Technology Officer. From July 1991 to October 1995, Mr. Schaeffer served as our President and Chief Executive Officer. From June 1990 to June 1991, Mr. Schaeffer was employed with Goal Systems International, Inc., a privately held software development company. In 1986, Mr. Schaeffer co-founded MVS Software, a privately held software development company, and was Vice President-Technology of MVS Software until April 1990. Mr. Schaeffer holds a B.S. in Organic Chemistry from the University of Chicago.

     John S. Reiland, age 50, has served as our Chief Financial Officer since July 1996, as our Secretary since July 14, 2000 and as a member of our Board of Directors since November 1998. Mr. Reiland also serves as Chief Financial Officer of Peregrine/Bridge Transfer Corporation. From June 1994 to April 1996, Mr. Reiland served as Senior Vice President, Chief Financial Officer and a director of Pointe Communications Corporation, an international telecommunication and Internet service provider. From May 1991 to May 1994, Mr. Reiland served as Vice President of Motor Columbus AG, an international long-distance telephone service reseller, and also served as Chief Executive Officer of its subsidiary, WorldCom International, Inc. Mr. Reiland is a Certified Public Accountant and holds a B.B.A. in Accounting from the University of Houston.

     Norris van den Berg, age 61, has served as a director since May 1993. Mr. van den Berg has served as a General Partner of JMI Partners, L.P., which is the General Partner of JMI Equity Fund, L.P., since July 1991. Mr. van den Berg is also a director of Peregrine Systems, Inc., Peregrine/Bridge Transfer Corporation and Skunkware, Inc. Mr. van den Berg holds a B.A. in Philosophy and Mathematics from the University of Maryland.

     George H. Ellis, age 51, has served as a director since January 2000. Mr. Ellis is currently a Managing Director of Chaparral Ventures. Mr. Ellis was a founder of Sterling Commerce and served as its Executive Vice President and Chief Executive Officer from November 1995 through June 1996. Mr. Ellis served as Chief Financial Officer of Sterling Software, Inc. from 1985 through June 1996. Mr. Ellis also has held financial and operations management roles at Texas Instruments, Inmos Corporation and other technology-related companies. Mr. Ellis is an officer of The Communities Foundation of Texas and a member of the Board of Advisors to the law school at Southern Methodist University. Mr. Ellis currently serves on the Board of Directors of AremisSoft and Future Three. Mr. Ellis is a Certified Public Accountant and an attorney in the State of Texas. Mr. Ellis holds a B.S. in Accounting from Texas Tech University and a J.D. from Southern Methodist University.

Richard Holcomb, age 38, has served as a director since May 1993. Mr. Holcomb is a co-founder of haht Software, a privately held software company, and has served as its Chairman of the Board since 1995. Mr. Holcomb co-founded Q+E Software, a privately held supplier of client/server database access technology, and from 1986 through 1994 served as its President. Mr. Holcomb serves as an appointed member of the North Carolina Information Resources Management Commission and on the board of the North Carolina Electronics and Technologies Association. Mr. Holcomb holds a B.A. in Computer Science from the University of South Carolina and an M.S. in Computer Science from North Carolina State University.

                       STATEMENT OF CORPORATE GOVERNANCE

     Our Board of Directors held a total of six meetings in fiscal 2000. All directors attended at least seventy-five percent (75%) of all of the meetings held by the Board of Directors and meetings held by committees of the Board of Directors on which that director served.

     Our Board of Directors considers all major decisions. The Board has established two standing committees, an Audit Committee and a Compensation Committee, so that certain areas can be addressed in more depth than may be possible at a full Board of Directors meeting. The Board does not have a nominating committee.

     Audit Committee. The Audit Committee makes recommendations to our Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other accounting related services and reviews and evaluates our internal control functions. On June 12, 2000, the Board of Directors adopted an audit committee charter and is in compliance with the new Nasdaq audit committee structure and membership requirements. The audit committee charter is included with this proxy statement as Exhibit A. Members of the Audit Committee include George H. Ellis, Charles E. Noell III and Norris van den Berg. The Audit Committee met and/or took action one time during fiscal 2000.

     Compensation Committee. The Compensation Committee makes recommendations to our Board of Directors concerning salaries and incentive compensation for our officers and employees and administers our 1993 Stock Option Plan, the Stock Option Plan for Non-Employee Directors and the 1999 Long-Term Incentive Plan. Members of the Compensation Committee include John J. Moores, Charles E. Noell III, Norris van den Berg and Richard Holcomb. The Compensation Committee met one time during fiscal 2000.

                            DIRECTORS' COMPENSATION

     During fiscal 2000, our outside directors were not compensated for serving as members of our Board of Directors and we expect that this policy will not change in fiscal 2001, except that George H. Ellis received an option for 7,500 shares of our common stock and outside directors subsequently joining the Board of Directors will receive option grants under the Stock Option Plan for Non-Employee Directors as described below.

     We have adopted the Stock Option Plan for Non-Employee Directors for compensation of our outside directors and have reserved 100,000 shares of our common stock for issuance thereunder. George H. Ellis received an option for 7,500 shares of our common stock in connection with his appointment to our Board in January 2000, and other outside directors who join our Board of Directors will receive options to purchase 7,500 shares of NEON common stock exercisable at the fair market value of the common stock at the close of business on the date immediately preceding the date of grant (outside directors serving currently on our Board of Directors will be eligible for such grants upon their re-election to the Board of Directors). These options will vest equally in 33 1/3% increments on the date of each annual meeting during the three-year period following the date of grant. All stock options granted pursuant to the Stock Option Plan for Non-Employee Directors will be nonqualified stock options and will remain exercisable for a period of ten years from the date of grant or, if sooner, six months after the option holder ceases to be a director of NEON. In the event of a change in control of NEON or certain other significant events, all options outstanding under the Stock Option Plan for Non-Employee Directors shall terminate, provided that immediately before the effective date of such transaction each holder of an outstanding option under the Stock Option Plan for Non-Employee Directors shall be entitled to purchase the total number of shares of common stock that such option holder would have been entitled to purchase during the entire remaining term of the option.

                               EXECUTIVE OFFICERS

     Our executive officers are as follows:

NAME                                                                  POSITION
----                                                                  --------
John J. Moores...................................  Chairman of the Board of Directors
Joe Backer.......................................  President, Chief Executive Officer and Director
Peter Schaeffer..................................  Chief Technology Officer and Director
John S. Reiland..................................  Chief Financial Officer, Secretary and Director
Don Pate.........................................  Vice President-Worldwide Sales
Jonathan J. Reed.................................  Vice President of Marketing
Wayne E. Webb, Jr. ..............................  Vice President and General Counsel

     Information concerning the business experience of members of our Board of Directors is provided under the caption "Nominees for Directors" and "Directors Continuing in Office" above. Set forth below is information concerning the age and business experience of our other executive officers.

     Don Pate, age 45, has served as our Vice President-Worldwide Sales since March 1998 and served as our Vice President of Sales from November 1996 to March 1998. From October 1989 to November 1996, Mr. Pate served in several sales and sales management positions with BMC Software, Inc., including Manager of International Sales, Sales Operations Manager and Regional Manager. Prior to that, Mr. Pate was a salesman for the IBM Corporation. Mr. Pate holds a B.S. in Economics and Psychology from Houston Baptist University.

     Jonathan J. Reed, age 44, has served as our Vice President of Marketing since January 1999. From January 1998 through December 1998, Mr. Reed served as our Director of Marketing. From July 1996 to December 1997, Mr. Reed served as our Principal Consultant and Technical Marketing Manager. From April 1995 until July 1996, Mr. Reed served as Alliance Manager for Sybase, Inc., a distributed computing company. From March 1991 to April 1995, Mr. Reed was employed by BMC Software, Inc. where he served as a Commercial Analyst. Mr. Reed holds a B.S. in Biology from the University of Houston and an M.S. in Management and Computer Science from Houston Baptist University.

     Wayne E. Webb, Jr., age 49, has served as our Vice President and General Counsel since June 1998. Mr. Webb is also Vice President and General Counsel of Peregrine/Bridge Transfer Corporation. From August 1989 through May 1998, Mr. Webb was a partner in the law firm of Fulbright & Jaworski LLP. Mr. Webb holds a B.S. in Electrical Engineering from Rice University and a J.D. from the University of Texas at Austin.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

     The following table sets forth for the periods indicated the compensation earned by our Chief Executive Officer and each of our four other most highly compensated executive officers (collectively, the "Named Executive Officers"):

                         SUMMARY COMPENSATION TABLE(1)

                                                                                     LONG-TERM AWARDS
                                                     ANNUAL COMPENSATION             ----------------
                                            --------------------------------------      SECURITIES
                                                                    OTHER ANNUAL        UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY($)   BONUS($)   COMPENSATION($)      OPTIONS(#)      COMPENSATION($)
---------------------------          ----   ---------   --------   ---------------   ----------------   ---------------
Joe Backer
  President and Chief                2000   $130,000    $165,971      --                  300,000          --
  Executive Officer................  1999   $130,000    $144,087      --                       --          --
Peter Schaeffer                      2000   $100,000    $47,078       --                   25,000          --
  Chief Technology Officer.........  1999   $100,000    $35,256       --                       --          --
John S. Reiland                      2000   $110,000    $35,309       --                       --          --
  Chief Financial Officer..........  1999   $110,000    $27,878       --                   30,000          --
Don Pate                             2000   $100,000    $120,701      --                       --          --
  Vice President -- Worldwide
    Sales..........................  1999   $100,000    $160,686      --                   60,000          --
Jonathan J. Reed                     2000   $115,000    $34,206       --                       --          --
  Vice President of Marketing......  1999   $115,000    $14,454       --                   58,450          --

---------------

(1) The compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all of our salaried employees, and may not include certain perquisites and other personal benefits received by the Named Executive Officers that do not exceed the lesser of $50,000 or ten percent (10%) of any such officer's salary and bonus disclosed in the table.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth each grant of stock options made during the fiscal year ended March 31, 2000 to the Named Executive Officers:

                                                                                                     POTENTIAL REALIZABLE
                                                                                                       VALUE AT ASSUMED
                                                                                                        ANNUAL RATES OF
                                                                                                          STOCK PRICE
                                                                                                       APPRECIATION FOR
                           NUMBER OF SECURITIES      % OF TOTAL                                         OPTION TERM(7)
                            UNDERLYING OPTIONS     OPTIONS GRANTED    EXERCISE PRICE   EXPIRATION   -----------------------
NAME                             GRANTED          IN FISCAL 2000(4)     PER SHARE       DATE(6)         5%          10%
----                       --------------------   -----------------   --------------   ----------   ----------   ----------
Joe Backer(1)............        200,000                18.8%             $16.75(5)     10/22/09    $2,106,797   $5,339,037
Joe Backer(2)............        100,000                 9.4%             $16.75(5)     10/22/09    $1,053,398   $2,669,519
Peter Schaeffer(3).......         25,000                 2.4%             $30.00(5)     01/01/10    $  471,671   $1,195,307
John S. Reiland..........             --                  --                  --          --                --           --
Don Pate.................             --                  --                  --          --                --           --
Jonathan J. Reed.........             --                  --                  --          --                --           --

---------------

(1) The options vest equally in 25,000 share increments over eight quarters beginning December 31, 2000.

(2) The options vest in 50,000 share increments on March 31, 2000 and March 31, 2001, with this vesting schedule contingent upon meeting certain performance objectives. The Compensation Committee determined that such financial objectives were not met and all 100,000 options were cancelled in June 2000.

(3) The options held by Mr. Schaeffer vest over a four-year period with twenty-five percent (25%) vesting at the first, second, third and fourth anniversaries of the award date.

(4) Based on a total of 1,062,057 options granted during the fiscal year ended March 31, 2000. During the fiscal year ended March 31, 2000, 315,023 outstanding options were forfeited.

(5) The option exercise price for the common stock is based on the fair market value on the date of grant as determined pursuant to the terms of the 1999 Long-Term Incentive Plan.

(6) Options may terminate before their expiration date upon death, disability or termination of employment of the optionee.

(7) In accordance with the rules of the Commission, shown are the gains or "option spreads" that would exist for the respective options granted. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed compound rates of stock price appreciation are mandated by the rules of the Commission and do not represent our estimate or projection of future prices of our common stock.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth, for each of the Named Executive Officers, information concerning the number of shares received during fiscal 2000 upon exercise of options and the aggregate dollar amount received from such exercise, as well as the number and value of securities underlying unexercised options held on March 31, 2000.

                                                              NUMBER OF SECURITIES
                                                               UNDERLYING OPTIONS           VALUE OF IN-THE-MONEY
                                                                 AT YEAR END(#)           OPTIONS AT YEAR-END($)(2)
                       SHARES ACQUIRED        VALUE        ---------------------------   ---------------------------
NAME                   ON EXERCISE(#)    REALIZED($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------   ---------------   -----------   -------------   -----------   -------------
Joe Backer...........        --                --            303,000        200,000      $ 9,110,900    $3,250,000
Peter Schaeffer......        --                --            395,835         25,000      $12,983,388    $   75,000
John S. Reiland......        --                --             20,687         35,687      $   587,409    $  897,159
Don Pate.............        --                --             54,563         58,187      $ 1,607,416    $1,361,784
Jonathan J. Reed.....        --                --             19,957         47,398      $   492,313    $1,070,123

---------------

(1) Based on the difference between the option exercise price and the fair market value of NEON's common stock on the exercise date as determined pursuant to the terms of the 1993 Stock Option Plan and 1999 Long-Term Incentive Plan.

(2) Based on the difference between the option exercise price and the closing sale price of $33.00 of our common stock as reported on the Nasdaq National Market on March 31, 2000, the last trading day of our 2000 fiscal year, multiplied by the number of shares underlying the options.

                         COMPENSATION COMMITTEE REPORT

     Decisions on compensation of our executive officers generally are made by the four-member Compensation Committee of our Board of Directors. Each member of the current Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to compensation of our executive officers are reviewed by the Board of Directors. Decisions with respect to awards under certain of NEON's employee benefit plans are made solely by the Compensation Committee in order for such awards to satisfy applicable legal and regulatory considerations. Set forth below is a report prepared by Messrs. Moores, Noell, van den Berg and Holcomb in their capacity as all of the members of the Compensation Committee addressing our compensation policies for fiscal 2000 as they affected our executive officers, including our Chief Executive Officer, Mr. Backer.

     Compensation Philosophy. The Compensation Committee's executive compensation policies are designed to provide a conservative base salary complemented with a bonus system to reward those executives with competitive levels of compensation when compared with similar positions at companies similarly situated, thus integrating pay with the Company's annual and long-term performance goals, rewarding above average corporate performance, recognizing individual initiative and achievements, and assisting NEON in attracting and retaining qualified executives. Targeted levels of total executive compensation are generally set at levels that the Compensation Committee believes to be consistent with others in NEON's industry, although actual compensation levels in any particular year may be above or below those of NEON's competitors, depending upon NEON's performance.

     Grant of Stock Awards. The Compensation Committee endorses the position that stock ownership by management and performance-based compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value and helps to attract and retain these persons, and takes this factor into account in designing the compensation packages of the Company's executive officers. Under NEON's 1999 Long-Term Incentive Plan, which has previously been approved by our stockholders, the Company may grant incentive stock options and non-qualified stock options to purchase NEON common stock, stock appreciation rights, restricted stock and performance units to key employees of NEON. Options are exercisable over a period of time in accordance with the terms of option agreements entered into at the time of the grant. Stock options provide value to the recipients only if and when the market price of NEON's common stock increases above the option grant price.

     Base Salary and Incentive Bonus Compensation. In addition to stock-based awards in the form of option grants, there are two components of NEON's non-stock-based compensation program. First, executive officers receive an annual base salary, which is believed to be consistent with similar positions at similar companies in the industry. Second, executive officers are eligible to receive an annual bonus comprised of (i) an amount, up to a maximum established amount per year, awarded based upon the executive's meeting and exceeding established performance and other corporate goals set by the Compensation Committee, and/or (ii) an amount equal to a percentage of sales based upon NEON's sales performance. The Compensation Committee believes these principal components of NEON's compensation plan are commensurate with others in the industry.

     Fiscal 2000 Chief Executive Officer Compensation. The Compensation Committee considers several factors in establishing our Chief Executive Officer's compensation package, including compensation practices in the industry, performance level, contributions toward achievement of strategic goals and NEON's overall financial and operating success. Mr. Backer's compensation for fiscal 2000 as President and Chief Executive Officer principally consisted of a base salary and bonus. Mr. Backer's base salary for fiscal 2000 was established by the Compensation Committee based upon factors described above relating to executive officers in general. The bonus paid to Mr. Backer in fiscal 2000 was determined as a percentage of sales based upon the sales performance of the Company. Mr. Backer does not participate in the Compensation Committee's decision regarding his compensation.

     Limit on the Deductibility of Executive Compensation. In 1993, Congress amended the Internal Revenue Code to add Section 162(m). Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to specified executive officers to $1,000,000 per officer in any one year. Compensation which qualifies as performance based compensation does not have to be taken into account for the purposes of this limitation. The Compensation Committee intends to recommend action in connection with NEON's benefit plans and salary and bonus policies to address this issue if and when circumstances require.

                                            Submitted by the Compensation
                                            Committee

                                            John J. Moores
                                            Charles E. Noell, III
                                            Norris van den Berg
                                            Richard Holcomb

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Moores, Noell, van den Berg and Holcomb served on NEON's Compensation Committee during fiscal 2000 and are continuing to serve on that committee. These individuals do not serve as officers or employees of NEON. The following sets forth interlocks involving the executive officers and directors of NEON.

     NEON Interlocks with Peregrine/Bridge Transfer Corporation. Messrs. Backer, Noell and van den Berg serve as directors of Peregrine/Bridge Transfer Corporation. Messrs. Backer and Reiland serve as the Chief Executive Officer and President and the Chief Financial Officer, respectively, of Peregrine/Bridge Transfer Corporation and Mr. Backer serves on the Compensation Committee of Peregrine/Bridge Transfer Corporation. Mr. Webb serves as the Vice President and General Counsel of Peregrine/Bridge Transfer Corporation, for which Mr. Webb received an annual salary of $180,000 and a $100,000 bonus from Peregrine/Bridge Transfer Corporation.

     A services agreement between NEON and Peregrine/Bridge Transfer Corporation provides that Peregrine/Bridge Transfer Corporation will pay NEON for general and administrative services supplied to it by NEON, for the time spent by our management developing and implementing Peregrine/Bridge Transfer Corporation's product development and marketing strategy and for the use of available space in NEON's offices from time to time. The services agreement is terminable on 30 days' notice by either party. Peregrine/ Bridge Transfer Corporation pays NEON $33,995 per month under the services agreement. For fiscal 1998, 1999 and 2000, $287,076, $287,076 and $287,940, respectively, was paid by Peregrine/Bridge Transfer Corporation to NEON under this arrangement. The scope of and charge for such services were determined pursuant to negotiations between NEON's officers and the non-employee directors of Peregrine/Bridge Transfer Corporation, and we believe that the fees for the services provided by NEON to Peregrine/Bridge Transfer Corporation are no less favorable than those that would be obtained from an unaffiliated entity in an arm's-length negotiation.

     NEON Interlocks with Skunkware, Inc. Messrs. Backer, Noell, Moores and van den Berg serve as the directors of Skunkware, Inc., the sole stockholder of Peregrine/Bridge Transfer Corporation. Mr. Backer also serves as the Chief Executive Officer and President of Skunkware, Inc. and on the compensation committee of Skunkware, Inc. Mr. Reiland serves as the Chief Financial Officer of Skunkware, Inc.

                 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information regarding the beneficial ownership of our common stock as of July 14, 2000, for:

     - each person or group who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;

     - each of our Directors;

     - each of our Named Executive Officers named in the Summary Compensation Table; and

     - all of our Directors and executive officers as a group.

     The percentage of shares owned provided in the table is based on 9,434,969 shares outstanding as of July 14, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The determination of whether these persons have sole voting and investment power is based on information provided by them. In computing an individual's beneficial ownership, the number of shares of common stock subject to options held by that individual that are exercisable within 60 days of July 14, 2000 are also deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.

                                                               SHARES BENEFICIALLY OWNED
                                                               -------------------------
NAME                                                             NUMBER          PERCENT
----                                                           ----------        -------
Directors and Officers:
  John J. Moores(1)........................................    3,351,842          35.5%
  Charles E. Noell III.....................................      221,969           2.4%
  Norris van den Berg......................................      101,660           1.1%
  Richard Holcomb(2).......................................       13,800              *
  Joe Backer(3)............................................      398,000           4.1%
  Peter Schaeffer..........................................      441,335           4.7%
  John S. Reiland(4).......................................       60,250              *
  Don Pate(5)..............................................       54,563              *
  Jonathan J. Reed(6)......................................       26,508              *
  George H. Ellis..........................................           --             --
  All executive officers and directors as a group (11
     persons)(7)...........................................    4,719,097          47.4%

---------------

 *  Less than 1%

(1) Includes 120,000 shares held by Rebecca Moores, the wife of Mr. Moores, and 339,265 shares of common stock owned by various family trusts for which Mr. Moores serves as trustee, as to which Mr. Moores disclaims beneficial ownership.

(2) Includes 13,800 shares of common stock issuable upon exercise of outstanding stock options that are presently exercisable or will become exercisable within 60 days of July 14, 2000.

(3) Includes 20,000 shares held by John Backer and Kristin Backer, the children of Mr. Backer, as to which Mr. Backer disclaims beneficial ownership. Includes 378,000 shares of common stock issuable upon exercise of outstanding stock options that are presently exercisable or will become exercisable within 60 days of July 14, 2000.

(4) Includes 2,125 shares held by Amy Reiland, the daughter of Mr. Reiland, as to which Mr. Reiland disclaims beneficial ownership. Includes 33,874 shares of common stock issuable upon exercise of outstanding stock options that are presently exercisable or will become exercisable within 60 days of July 14, 2000.

(5) Includes 54,563 shares of common stock issuable upon exercise of outstanding stock options that are presently exercisable or will become exercisable within 60 days of July 14, 2000.

(6) Includes 23,163 shares of common stock issuable upon exercise of outstanding stock options that are presently exercisable or will become exercisable within 60 days of July 14, 2000.

(7) Includes 500,435 shares of common stock issuable upon exercise of outstanding stock options that are presently exercisable or will become exercisable within 60 days of July 14, 2000.

                              CERTAIN TRANSACTIONS

  Peregrine/Bridge Transfer Corporation Agreements

     NEON entered into a distributor agreement with Peregrine/Bridge Transfer Corporation, a database software company, in January 1996. Previously under the distributor agreement, NEON marketed and sublicensed certain Enterprise Subsystem Management products under a non-exclusive worldwide license from Peregrine/Bridge Transfer Corporation. The distributor agreement provided that NEON pay license fees for licensed products and for maintenance and support and upgrade services equal to 50% of the revenues received by NEON. NEON incurred license fees of $448,917, $703,337 and $979,246 to Peregrine/Bridge Transfer Corporation in fiscal 1998, 1999 and 2000, respectively.

     In December 1998, NEON and Peregrine/Bridge Transfer Corporation amended the distributor agreement. The amended agreement grants us an exclusive, worldwide license to market and sublicense Enterprise Subsystem Management products, with the exception of limited co-marketing rights held by IBM relating to one of the Peregrine/Bridge Transfer Corporation Enterprise Subsystem Management products. The amended distributor agreement has an initial term through March 31, 2004. The amended agreement grants us first refusal rights to acquire Peregrine/Bridge Transfer Corporation by matching any third-party offer that Peregrine/Bridge Transfer Corporation or its stockholder chooses to accept, and an option to acquire Peregrine/Bridge Transfer Corporation that is exercisable on or after January 1, 2002 or such earlier date that we have paid Peregrine/Bridge Transfer Corporation license fees totaling $10.0 million or more in any single fiscal year. Beginning April 1, 1999, the amended agreement provides for us to make quarterly advances in respect of anticipated license fees, with the advances to be in equal quarterly payments based on annualized license fee amounts of $1.0 million, $2.0 million, $3.0 million, $4.0 million and $5.0 million for fiscal 2000, 2001, 2002, 2003 and 2004, respectively. Following the date, if any, in each quarter when the license fees earned equal the aggregate amount of quarterly advances outstanding on the first day of such quarter, the license fee that we pay under the agreement decreases from 50% to 40% of the revenues received by us, with the decrease continuing in effect until the start of the next quarter. Upon any termination or expiration of the distributor agreement, any advances then outstanding are to be refunded to us by Peregrine/Bridge Transfer Corporation.

     As described above, NEON has a services agreement with Peregrine/Bridge Transfer Corporation pursuant to which Peregrine/Bridge Transfer Corporation pays NEON for certain services supplied to it by NEON.

     Due to the timing of cash payments between the two parties related to the distributor agreement and the services agreement described in the preceding two paragraphs, NEON had accounts receivable (payable)-related party balances of $181,112, $278,817 and ($6,942) as of March 31, 1998, 1999 and 2000,
respectively.

  Other Directorships

     Members of our Board of Directors also serve as officers or directors of other software or computing companies such as Peregrine Systems, which supplies software that automates the management of data such as inventory/configuration management, order and catalog management and financial management. NEON and Peregrine Systems, while both software companies, are not sufficiently similar in their operations to be competitors. We do not believe that the concurrent service of our directors as officers and/or directors of these entities poses potential conflicts of interest.

                               PERFORMANCE GRAPH

     The following graph compares the annual cumulative total stockholder return on an investment of $100 on March 5, 1999 (the date of the Company's initial public offering) in our common stock, based on the market price of the common stock, with the cumulative total return of a similar investment in companies on the Nasdaq Stock Market (U.S.) Index and the Chase H & Q Computer Software Index.

                                 [PERF. GRAPH]

                                                      Cumulative Total Return
--------------------------------------------------------------------------------
                                                               3/99       3/00
--------------------------------------------------------------------------------
 NEON SYSTEMS, INC.                                100.00     366.67     220.00
 NASDAQ STOCK MARKET (U.S.)                        100.00     105.31     195.74
 CHASE H & Q COMPUTER SOFTWARE                     100.00     97.82      234.85

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Act requires that our executive officers and directors, and beneficial owners of more than ten percent (10%) of any class of equity security registered pursuant to the Securities Act of 1933, as amended, make certain filings with the Commission and the Company. We believe, based on information provided to us by the reporting persons, that during fiscal 2000, all directors, officers and ten percent (10%) beneficial owners timely complied with such filing requirements, except that George Ellis, who was appointed as a director in January 2000, filed a late Form 3 on March 3, 2000.

                                  PROPOSAL TWO
                      RATIFICATION OF INDEPENDENT AUDITORS

     You are asked to ratify the appointment by the Board of Directors of KPMG LLP as independent auditors for the fiscal year ending March 31, 2001. The selection was based upon the recommendation of our audit committee.

     Representatives of KPMG LLP will be present at the annual meeting to respond to appropriate questions from stockholders and to make a statement if they desire.

     Adoption of Proposal Two requires approval by the holders of a majority of shares of common stock present in person or represented by proxy, and entitled to vote at the annual meeting. Abstentions may be specified on this proposal to ratify the selection of the independent auditors. Abstentions will be considered present and entitled to vote at the annual meeting but will not be counted as votes cast in the affirmative. Abstentions will have the effect of a negative vote for this proposal to ratify the selection of the independent auditors.

          YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 OTHER MATTERS

     We do not know of any matter other than those discussed in the foregoing materials contemplated for action at the annual meeting. Should any other matter be properly brought before the annual meeting, the persons authorized under the proxies will vote and act according to their best judgment.

                           ANNUAL REPORT ON FORM 10-K

     UPON WRITTEN REQUEST OF ANY BENEFICIAL STOCKHOLDER OR STOCKHOLDER OF RECORD, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2000 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM JOHN REILAND, CHIEF FINANCIAL OFFICER, 14100 SOUTHWEST FREEWAY, SUITE 500, SUGAR LAND, TEXAS, 77478; FACSIMILE (281) 242-3880.

                                            By Order of the Board of Directors

                                            /s/ JOHN S. REILAND
                                            JOHN S. REILAND,
                                            Secretary

Sugar Land, Texas: July 21, 2000

                                                                       EXHIBIT A

                               NEON SYSTEMS, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

                                   ARTICLE I

                               PURPOSE AND SCOPE

     The board of directors (the "Board") of NEON Systems, Inc. ("NEON") has established a committee of the Board known as the audit committee (the "Committee"). This charter has been adopted by the Board to govern the operations of the Committee. The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing financial information to be provided to the stockholders and others, the systems of internal accounting and financial controls that management and the Board have established, and the audit process.

                                   ARTICLE II

                                  ORGANIZATION

     The Committee shall consist of at least three members of the Board. The members shall be appointed by the Board. The Board shall also designate a chairperson of the Committee who shall preside at meetings of the Committee. Each Committee member shall serve for a period of one year, or until such time as his or her successor has been duly named, or until such member's earlier resignation or removal. The duties and responsibilities of a Committee member shall be in addition to those duties set out for a member of the Board. The Committee shall meet at least four times per year in person or by telephone, and the Chairman may, at his or her discretion, call special meetings of the Committee.

     The Board shall appoint committee members in compliance with the independence and other requirements of the Nasdaq Market rules (the "Nasdaq Rules") governing audit committee function and compliance. An independent member is any person other than an officer, employee or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgement. Subject to the applicable Nasdaq Rules and the Regulations of the Securities and Exchange Commission (the "SEC"), in cases where the Committee reasonably believes it to be in the best interests of NEON, a non-independent director who is financially literate may be nominated provided
(a) a majority of Committee members are independent and (b) the chairperson of the Committee is independent.

QUALIFICATIONS OF MEMBERS

     The members of the Committee also must meet the following qualifications by not later than the time period prescribed by the SEC and Nasdaq:

- Each member of the Committee must be financially literate or must become so within a reasonable period of time after appointment, in either case as determined by the Board in its business judgment. Financial literacy includes the ability to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

- At least one member of the Committee must have past or current employment experience in finance or accounting, requisite professional certification in accounting or any other comparable certification or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

DISQUALIFICATION

     Subject to the Nasdaq Rules and applicable SEC Regulations, a director with any of the following relationships shall not be eligible to serve on the
Committee:

- Employee of NEON or any of its affiliates in the current or past three years;

- Employee of an entity that is a current parent or corporate predecessor of NEON or was the parent or corporate predecessor of NEON in the past three years;

- Immediate family member of an individual who is, or has been in the past three years, employed by NEON or any of its affiliates as an executive officer;

- Executive of another business organization where any NEON executive serves on that business organization's compensation committee;

- Partner in, controlling shareholder or executive officer of any for-profit business organization to which NEON made or from which NEON received payments that exceeded five percent (5%) of NEON's or the business organization's gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

- Person who accepted any compensation from NEON or any of its affiliates in excess of $60,000 during the previous fiscal year (other than compensation for board service, benefits under a tax qualified retirement plan or non-discretionary compensation).

                                  ARTICLE III

                       RELATIONSHIP WITH OUTSIDE AUDITOR

     The outside auditors are ultimately accountable to the Committee and the Board, as representatives of the stockholders. The Committee and the Board have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, when appropriate, replace the outside auditors. On an annual basis, the Committee shall require the outside auditors to submit to the Committee a formal written statement consistent with Independence Standards Board Standard Number 1 disclosing all relationships between NEON and the outside auditors. The Committee shall review and discuss any such relationships with the outside auditors and recommend to the Board appropriate action to ensure the independence of the outside auditors.

     NEON's management is responsible for preparing NEON's financial statements. The outside auditors' responsibility is to audit those financial statements in accordance with Generally Accepted Auditing Standards and express a resulting opinion as to whether those financial statements are materially in accordance with Generally Accepted Accounting Principles applied on a consistent basis. The activities of the Committee are in no way designed to supersede or alter this traditional responsibility. The Board recognizes that NEON's management, as well as outside auditors, have more time, knowledge and more detailed information regarding NEON than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to NEON's financial statements nor any professional certification as to the outside auditors' work.

                                   ARTICLE IV

                          POWERS AND RESPONSIBILITIES

     In general, the Committee shall provide assistance to the Board in the general oversight of NEON's financial matters relating to NEON's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of NEON's financial statements. The Committee also shall have the responsibilities set forth below. The Committee shall have the power to discharge all such responsibilities and to take any action incidental thereto and to investigate any matter brought to its attention. The Committee shall have full access to the books, records and personnel of NEON. The Committee shall also have the power to retain independent counsel or other experts in connection with its responsibilities. The expenses incurred by the Committee in performing its responsibilities, including the fees and expenses of any such counsel and experts, shall be paid by NEON.

REVIEW OF DOCUMENTS AND REPORTS

- The Committee shall annually review, reassess the adequacy of and obtain approval of its charter by the Board.

- The Committee and management shall review NEON's annual report on Form 10-K, including NEON's audited year end financial statements to be included therein, before its release and consider whether the information is adequate and consistent with the members' knowledge about NEON and its operations.

- The Committee shall review the internal reports to management prepared by the internal auditing function and management's response.

- The Committee shall review NEON's quarterly reports on Form 10-Q, including NEON's interim financial statements to be included therein, prior to their filing or prior to the release of earnings and consider whether the information is adequate and consistent with the members' knowledge about NEON and its operations.

OUTSIDE AUDITORS

- The Committee shall review with the outside auditors the scope, approach and results of the annual auditing engagement.

- The Committee shall review and discuss with the outside auditors matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

OPEN COMMUNICATION POLICY

     The Committee shall maintain an open avenue of communication between management, the Board and outside auditors through which to consider:

- The integrity of NEON's financial reporting processes, both internal and external;

- The quality and appropriateness, not just the acceptability, of NEON's financial reporting process;

- The impact of certain items (including timing of transactions, selection of accounting policies, estimates, judgments, uncertainties and unusual transactions) on the representational faithfulness, neutrality and consistency of the accounting information provided in financial statements; and

- Any significant difficulties encountered during the course of the audit, including restrictions on the scope of work or access to required information.

DISCLOSURE TO THE NASD

     The Committee must submit a one-time written certification to the NASD which:

- Asserts the independence of all Committee members (or specifies the Board's determination to include a non-independent director on the Committee);

- Affirms the financial literacy of all Committee members;

- Affirms the accounting or related financial management expertise of one Committee member; and

- Affirms the annual review and reevaluation of the adequacy of the Committee charter.

SEC DISCLOSURE

     Pursuant to Item 306 of Regulation S-K promulgated by the SEC, the Committee shall prepare a report to be included in NEON's annual proxy statement. The report must state:

- Whether the Committee has reviewed and discussed the audited financial statements with management;

- Whether the Committee has discussed with the outside auditors the matters required to be discussed by SAS No. 61;

- Whether the Committee has received the written disclosure and letter from the outside auditors disclosing all relationships they have with NEON and whether the relationships have been discussed; and

- Whether the Committee has discussed with the outside auditors the outside auditors' independence.

     The report also shall include a statement whether, based on such review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in NEON's Annual Report on Form 10-K for filing with the SEC. The report shall include all names of the Committee members. If the Board determines that it is in the best interests of NEON and its stockholders to allow a non-independent director to serve as a Committee member, NEON also must disclose in the next proxy statement the nature of the non-independent relationship and the reasons for the Board's determination to include the non-independent member.

     NEON's annual proxy statement shall also include a statement as to whether NEON has adopted an audit committee charter. A copy of the charter shall be filed with the proxy statement once every three years.

                                   ARTICLE V

                                 MISCELLANEOUS

     The Committee may perform any other activities consistent with this charter and NEON's charter, bylaws and governing law as the Committee or Board deems necessary or appropriate.

                                          By Order of the Board of Directors

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS OUTLINED IN THIS PROXY STATEMENT.    Please mark
                                                                                                                your vote as [X]
                                                                                                                indicated in
                                                                                                                this example.


1. Elect two Class I Directors to the Board           Class I Directors, Joe Backer and Charles E. Noel, III, whose terms will
   of Directors:                                      expire at the annual meeting to be held August 22, 2000.

         FOR all nominees           WITHHOLD          (Instruction: To withhold authority to vote for any individual nominee,
       listed to the right          AUTHORITY         write that nominee's name on the space provided below.)
        (except as marked   to vote for all nominees
         to the contrary)      listed to the right
              [ ]                     [ ]             ----------------------------------------------------------------------------

2. Ratify the selection of KPMG LLP as independent         3. Transact any other business that is properly brought before the
   auditors for the fiscal year ending March 31, 2001;        meeting
   and
            FOR    AGAINST   ABSTAIN
            [ ]      [ ]       [ ]





                                                                        Dated                                         , 2000
                                                                              ----------------------------------------

                                                                        ----------------------------------------------------

                                                                        ----------------------------------------------------
                                                                                       Signature of Stockholder


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                         VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

          YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone
                          24 HOURS A DAY-7 DAYS A WEEK

There is NO CHARGE to you for this call. - Have your proxy card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1:              To vote as the Board of Directors recommends on ALL
                       proposals, press 1.

                           WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION 2:              If you choose to vote on each proposal separately,
                       press 0. You will hear these instructions:

                       Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.

                       To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.

                       Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                           WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

                                       OR

2. VOTE BY INTERNET:   Follow the instructions at our Website Address:
                       http://www.eproxy.com/nesy

3. VOTE BY PROXY:      Mark, sign and date your proxy card and return promptly
                       in the enclosed envelope.

         NOTE: If you vote by internet or telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

                             THANK YOU FOR VOTING.

                        [NEON SYSTEMS, INC. LETTERHEAD]



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 22, 2000

Dear Stockholders:

     On Tuesday, August 22, 2000, NEON Systems, Inc. will hold its annual meeting of stockholders at Sugar Creek Country Club, 420 Sugar Creek Boulevard, Sugar Land, Texas. The meeting will begin at 9:00 a.m., Sugar Land, Texas time.

     Only stockholders that own stock at the close of business on July 14, 2000 can vote at the meeting.




--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o







                               IMPORTANCE NOTICE:

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTE VIA THE INTERNET OR TELEPHONE FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.